Exhibit 99.1

GAME-CHANGING OPPORTUNITIES Investor Day | July 13, 2021

Disclaimer Additional Information References herein to “GXO” refer to GXO Logistics, Inc., a wholly owned subsidiary of XPO Logistics, Inc. (“XPO”). For additional information with respect to GXO and the proposed spin-off, please refer to the Form 10 Registration Statement, as it may be further amended, as filed by GXO with the U.S. Securities and Exchange Commission (the “Form 10”). The spin-off is subject to various conditions, and there can be no assurance that the spin-off will occur or, if it does occur, of its terms or timing. The financial information included in this presentation may not necessarily reflect GXO’s financial position, results of operations and cash flows in the future or what GXO’s financial position, results of operations and cash flows would have been had GXO been an independent, publicly traded company during the periods presented. This presentation shall not constitute an offer of any securities for sale, nor shall there be any offer, sale or distribution of securities in any jurisdiction in which such offer, sale or distribution would be unlawful prior to appropriate registration or qualification under the securities law of such jurisdiction. Non-GAAP Financial Measures Some of the information included in this presentation is derived in part from XPO’s and GXO’s consolidated financial information but is not presented in XPO’s and GXO’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Certain of these data are considered “non-GAAP financial measures” under Securities and Exchange Commission (“SEC”) rules. As required by the SEC, reconciliations of the non-GAAP financial measures contained in this presentation to the most directly comparable measure under GAAP are provided and are set forth in the financial tables attached to the presentation. This presentation contains the following non-GAAP financial measures: adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”), pro forma adjusted EBITDA less net capex, adjusted earnings before interest, taxes and amortization (“EBITA”), adjusted earnings before interest, taxes, depreciation, amortization and rent expense (“adjusted EBITDAR”), return on invested capital (“ROIC”) and organic revenue. The above adjusted financial measures facilitate analysis of GXO’s business operations because they exclude items that may not be reflective of, or are unrelated to, GXO’s core operating performance, and may assist investors with comparisons to prior periods and assessing trends in GXO’s underlying businesses. Other companies may calculate these non-GAAP financial measures differently, and therefore GXO’s measures may not be comparable to similarly titled measures of other companies. These non-GAAP financial measures should only be used as supplemental measures of GXO’s operating performance. Adjusted EBITDA, pro forma adjusted EBITDA less net capex and adjusted EBITA include adjustments for transaction and integration, as well as restructuring costs and other adjustments as set forth in the tables included in the accompanying presentation. Transaction and integration adjustments are generally incremental costs that result from an actual or planned acquisition, divestiture or spin-off and may include transaction costs, consulting fees, retention awards, and internal salaries and wages (to the extent the individuals are assigned full-time to integration and transformation activities) and certain costs related to integrating and converging IT systems. Restructuring costs primarily relate to severance costs associated with business optimization initiatives. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and evaluating GXO’s ongoing performance. Adjusted EBITDAR excludes rent expense from adjusted EBITDA and is useful to management and investors in evaluating GXO’s performance because adjusted EBITDAR considers the performance of GXO’s operations, excluding decisions made with respect to capital investment, financing and other non-recurring charges. Adjusted EBITDAR is also a measure commonly used by management, research analysts and investors to value companies in the logistics industry. Since adjusted EBITDAR excludes interest expense and rent expense, it allows management, research analysts and investors to compare the value of different companies without regard to differences in capital structures and leasing arrangements. We calculate Return on Invested Capital (ROIC) as net operating profit after tax divided by average invested capital. We believe ROIC provides investors with an important perspective on how effectively GXO deploys capital and use this metric internally as a high-level target to assess overall performance throughout the business cycle. We believe that presenting organic revenue improves the comparability of our operating results from period to period by excluding the impact of foreign currency exchange rate fluctuations. We believe comparability is improved because these items are not reflective of our normalized operating activities. With respect to GXO’s full year 2021 and full year 2022 financial targets for adjusted EBITDA, pro forma adjusted EBITDA less net capex, adjusted EBITDAR, ROIC and organic revenue a reconciliation of these non-GAAP measures to the corresponding GAAP measures is not available without unreasonable effort due to the variability and complexity of the reconciling items described above that GXO excludes from these non-GAAP target measures. The variability of these items may have a significant impact on GXO’s future GAAP financial results and, as a result, GXO is unable to prepare the forward-looking statement of income and statement of cash flows prepared in accordance with GAAP that would be required to produce such a reconciliation. Forward-looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by the company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors (including risks, uncertainties and assumptions) that might cause or contribute to a material difference include, but are not limited to: the severity, magnitude, duration and aftereffects of the COVID-19 pandemic and government responses to the COVID-19 pandemic; public health crises (including COVID-19); economic conditions generally; competition and pricing pressures; our ability to align our investments in capital assets, including equipment, service centers and warehouses, to our customers’ demands; our ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; our ability to raise debt and equity capital; litigation; labor matters, including our ability to manage our temporary workers, and risks associated with labor disputes at our customers and efforts by labor organizations to organize our employees; risks associated with defined benefit plans for our current and former employees; fluctuations in currency exchange rates; fluctuations in fixed and floating interest rates; issues related to our intellectual property rights; governmental regulation, including trade compliance laws, as well as changes in international trade policies and tax regimes; governmental or political actions, including the United Kingdom’s exit from the European Union; natural disasters, terrorist attacks or similar incidents; political, economic, and regulatory risks relating to GXO’s global operations, including compliance with U.S. and foreign trade and tax laws, sanctions, embargoes and other regulations; a material disruption of GXO’s operations; the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; the impact of potential cyber-attacks and information technology or data security breaches; the inability to implement technology initiatives successfully; the expected benefits and timing of the separation, and uncertainties regarding the planned separation, including the risk that conditions to the separation will not be satisfied and that it will not be completed pursuant to the targeted timing, asset perimeters, and other anticipated terms, if at all, and that the separation will not produce the desired benefits; a determination by the IRS that the distribution or certain related transactions should be treated as taxable transactions; the possibility that any consents or approvals required in connection with the separation will not be received or obtained within the expected time frame, on the expected terms or at all; expected financing transactions undertaken in connection with the separation and risks associated with additional indebtedness; the risk that dis-synergy costs, costs of restructuring transactions and other costs incurred in connection with the separation will exceed our estimates; and the impact of the separation on our businesses, our operations, our relationships with customers, suppliers, employees and other business counterparties, and the risk that the businesses will not be separated successfully or that such separation may be more difficult, time-consuming or costly than expected, which could result in additional demands on our resources, systems, procedures and controls, disruption of our ongoing business, and diversion of management’s attention from other business concerns. There can be no assurance that the separation, distribution or any other transaction described above will in fact be consummated in the manner described or at all. The above list of factors is not exhaustive or necessarily in order of importance. All forward-looking statements set forth in this presentation are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this presentation speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law. 2

INTRODUCTION INVESTMENT HIGHLIGHTS INDUSTRY OVERVIEW A WINNING CULTURE MARGIN-ENHANCING TECHNOLOGY FINANCIAL OVERVIEW

Introduction

Today's presenters and contributors



Brad Jacobs
Chairman



Malcolm Wilson
Chief Executive Officer



Baris Oran
Chief Financial Officer



Mark Manduca
Chief Investment Officer



Eduardo Pelleissone
President – Americas and Asia Pacific



Richard Cawston
President – Europe



Bill Fraine
Chief Commercial Officer



Neil Shelton
Chief Strategy Officer



Karlis Kirsis
Chief Legal Officer



Sandeep Sakharkar
Chief Information Officer



Meagan Fitzsimmons
Chief Compliance and ESG Officer



Maryclaire Hammond
Chief Human Resources Officer



Gavin Williams
President – UK and Ireland



Angus Tweedie
Senior Vice President, Strategy

5

10% 2021E – 2022E Revenue growth1 17% 2021E – 2022E Adjusted EBITDA growth1 $1.5 billion 2022E Adjusted EBITDAR1 28% Return on invested capital² INVESTMENT-GRADE CAPITAL STRUCTURE Represents midpoint of 2022E guidance See ROIC reconciliation in appendix for calculation

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Investment highlights

Key investment highlights Massive secular tailwinds Long-term relationships with blue-chip customers Critical scale in a growing market Revenue-and margin-enhancing technology Largest global pure-play contract logistics provider Attractive, resilient financial profile World-class team 9

1 GXO's three major structural tailwinds

E-COMMERCE

E-commerce penetration[1]


E-commerce opportunity 80%
Global e-commerce 20%

WAREHOUSE AUTOMATION

Warehouse automation penetration[2]


Automation opportunity 95%
Automated warehouses 5%

OUTSOURCING

% of logistics that is outsourced[3]


Currently insourced 70% $300 billion
Outsourced 30% $130 billion

Megatrends at early stage with significant runway ahead

Sources: L.E.K. Consulting, other third-party research
[1] Represents global e-commerce market
[2] Represents approximate penetration in U.S. and Europe
[3] Represents North America and Europe

10

GXO’S VERTICAL MIX KEY HIGHLIGHTS % of 2020 revenue Other 24% E-commerce, omnichannel and technology 50% 11% 2021E – 2025E e-commerce industry CAGR1 Consumer packaged goods 13% Food and beverage 13% 76% GXO revenue coming from non-cyclical consumer end markets Source: Third-party industry research 1 CAGR for North America and Europe combined 11

END MARKETSKEY CUSTOMERS E-commerce, omnichannel and technology Food and beverage Consumer packaged goods MULTI-YEAR CONTRACTS WITH 93% AVERAGE HISTORICAL REVENUE RETENTION RATE AVERAGE TENURE OF TOP 20 CUSTOMERS IS 15 YEARS NO ONE CUSTOMER ACCOUNTS FOR MORE THAN 4% OF TOTAL REVENUE1 1 Based on 2020 revenue

885 locations, primarily in North America and Europe

3 Largest global pure-play contract logistics provider

KEY METRICS[1]	
Countries of operation	27
Locations	885
Team members[2]	~93,000
Total addressable opportunity[3]	~$430 billion
Total warehouse space	~210 million sq. ft.
Total customers	>1,000

2022E REVENUE VS. PURE-PLAY PEERS[4]

$ in billions


GXO
Peer A
Peer B
Peer C

Approximately 4x – 8x the size of nearest pure-play competitors

Note: Financials converted to USD using exchange rate as of July 2, 2021
[1] As of March 31, 2021
[2] ~66,000 employees and ~27,000 temporary workers
[3] Third-party industry research; total estimated logistics industry size in North America and Europe; ~$130 billion opportunity currently outsourced
[4] Peers include Clipper Logistics, ID Logistics, and Wincanton; figures reflect 2022E IBES consensus estimates as of July 2, 2021

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ROBOTICSGOODS-TO-PERSON SYSTEMS ADVANCED SORTATION SYSTEMS VISION TECHNOLOGY Driving improved productivity, revenue and margin growth Up to 6x labor productivity improvement with automation Faster, more consistent outcomes for customers

G Sophisticated, technology-driven solutions

O U R S TR E N G TH S P O S I TI O N U S TO W I NKE Y S E L E CTI O N CRI TE RI A 1 Initial RFP 3-5 bidders 2 Initial Down Select 2-3 bidders 3 Finalists 1-2 bidders 4 Winner Higher-value-add services (e.g., reverse logistics) Scale and ability to service customers globally Robotics and advanced automation Investment-grade balance sheet

Customer typically covers most upfront costs Variable rate; based on output Leases are generally co-terminus with contracts Protections against labor cost inflation Long durations create durable partnerships

Open book Higher ROIC Spectrum of typical contracts Closed book Higher margin HYBRID CONTRACTS INCLUDE ELEMENTS OF BOTH OPEN AND CLOSED BOOK STRUCTURES BASED ON: RegionVerticalServices

~3 yrs. Target payback period Day 1 Target contract profitability 28% 2021E GXO ROIC1 Long-duration contracts create visibility into future revenue 1 See ROIC reconciliation in appendix for calculation

5GXO has shown resilience through all cycles $ in billions Grew through COVID 6.16.16.2 M &A M I L EST O N ES 2008: Acquisition of Salvesen Logistics Stable through Great Financial Crisis1 2.4 2.32.2 2.8 3.2 3.6 4.0 4.8 5.2 2011: Acquisition of TDG (Laxey Logistics) 2015: Full-year impact of New Breed Logistics, Jacobson, and Norbert Dentressangle acquisitions 2016: Full-year impact of Menlo Logistics acquisition 0.4 0.60.80.8 1.0 1.2 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Nearly tw o decades of double-digit revenue CAGR Sources: Management’s pro forma financials: 2016-2017 revenue as reported for XPO’s logistics segment; 2018-2020 as presented in GXO’s audited combined financial statements 1 EUR/USD annual depreciation of ~5%

5 Best-in-class growth profile on track to deliver strong earnings in 2022E

2021E – 2022E ORGANIC REVENUE GROWTH[1]



+5 – 8%
+3 – 4%
+8 – 12%
Business wins[2]
Growth in existing facilities
2022E organic growth

PRO FORMA ADJUSTED EBITDA[1]

$ in millions



CAGR[3]: 25%
457
700 - 735
2020[4]
2022E

Growth propelled by a combination of new business wins and margin expansion

[1] Represents 2022E guidance [2] Net of attrition [3] Calculated using the midpoint of 2022E guidance [4] Calculated using the midpoint of pro forma adjusted EBITDA guidance comparable to 2021 outlook (see reconciliations of GXO pro forma adjusted EBITDA in appendix)

22

Industry overview

~$430 billion Total addressable opportunity1 ~$130 billion Current addressable opportunity2 <25% Market share of top five players3 ~2x Growth advantage for top players Source: third-party industry research Represents total addressable logistics market in North America and Europe, includes $300 billion of currently insourced logistics in North America and Europe Represents currently outsourced addressable market Represents each of North American and European markets

KEY REGIONS% OF 2020 REVENUEGXO’S COUNTRY POSITION United States United Kingdom France The Netherlands Spain 10% 8% 7% 36% #2 #2 25% #4 #2 #2 GXO is a top logistics provider in all of its key geographies

TOP VERTICALS% OF 2020 REVENUE STRONG VALUE PROPOSITION E-commerce, omnichannel and technology 50% Comprehensive B2C services, including sophisticated supply chain management facilitated by advanced automation and data science High-value-add services include order personalization, reverse logistics, peak labor management, complex inventory management and forecasting Characterized by dual channels: retail and direct-to-consumer fulfillment Consumer tech logistics for manufacturers and telecom providers includes high-volume returns management, repair and refurbishment of consumer electronics Food and beverage 13% Frozen, refrigerated and dry storage, with stringent regulatory compliance and code tracking Fulfillment for retail, hospitality and direct-to-consumer supply chains Recalls management Consumer packaged goods 13% Replicable solutions for consistent results across national and multinational consumer markets Consumer purchase behavior driving demand for e-commerce and omnichannel fulfillment

Mix, automation and scale expected to drive GXO revenue outperformance

CONTRACT LOGISTICS INDUSTRY GROWTH[1]


$ in billions
CAGR 2015 – 2019
4.0%
CAGR 2019 – 2023
4.1%
111
130
153
2015
2019
2023E

PRIMARY GROWTH DRIVERS FOR TOP PLAYERS


~4.0%
>10%
Market growth
Growth in e-commerce
Demand for automation
Regional outsourcing growth
Adjusted GXO growth rate 2

GXO's favorable geographic and vertical mix coupled with technology leadership are driving even greater levels of growth

Sources: Management estimates and third-party research
[1] Assumes EUR to USD exchange rate of 1.1
[2] Represents 2022E guidance

27

E-commerce exposure and growth rates by region

NORTH AMERICAN E-COMMERCE INDUSTRY GROWTH

$ in billions



CAGR: 11.7%
829
1,290
2021E
2025E

GXO'S GEOGRAPHIC MIX

2020 revenue mix



Other 2%
North America 36%
Europe 62%

EUROPEAN E-COMMERCE INDUSTRY GROWTH

$ in billions



CAGR: 10.1%
550
809
2021E
2025E

E-commerce industry growing at ~11% across GXO's key geographies

Source: Third-party industry research

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Product returns increase demand for e-commerce logistics

E-COMMERCE DRIVES HIGHER WAREHOUSE DEMAND

3x – 10x

Revenue uplift when a customer switches to e-commerce

2x – 5x

Revenue uplift from reverse logistics vs. outbound parcel

GXO REVERSE LOGISTICS REVENUE TREND

$ in millions



CAGR: 15.8%
389
522
2018
2020

GXO plays a pivotal role in the circular economy

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Increasing complexity drives outsourcing trend

CUSTOMER NEEDS BECOMING MORE COMPLEX[1]

43%

Expected annual growth in same-day deliveries

1 in 3

E-commerce products are returned

60%

Retail apparel purchases are omnichannel or online

OUTSOURCED SHARE OF SUPPLY CHAIN ACTIVITY


60%
90%
90%
30%
Full truckload
Courier, express and parcel services
Ocean and air freight
Contract logistics

GXO is well-positioned to capitalize on shift to outsourcing

Source: Third-party industry research
[1] North American market data

30

A winning culture

We solve complex supply chain problems 32

Global scale Deep expertise Trusted partner Customers choose GXO for its unrivaled capabilities 1 Includes only publicly listed peers 33

GXO possesses significant scale advantage over pure-play peers

Pure-play peers[1]	GXO
~16,000 *Number of team members*	**~93,000** *Number of team members[2]*
~29 million *Warehouse space, sq. ft.*	**~210 million** *Warehouse space, sq. ft.[3]*

Source: Public filings
[1] Figures represent median of selected peers (CLG, WIN, IDL) as of latest filings
[2] As of March 31, 2021; ~66,000 employees and ~27,000 temporary workers
[3] As of March 31, 2021

34

CUSTOMER PROBLEMGXO SOLUTION “We need a comprehensive ommerce supply chain solution” Full-service offerings for entire e-commerce supply chain “We need a single provider to manage our multinational supply chain” Unified offering across global footprint “Our warehouse rents are too high” Strong real estate negotiating power as a top five global industrial tenant GXO’s ability to replicate outcomes across markets is a key differentiator

Customer case study – Walt Disney Parks and Resorts



Tenure

✓ Personalized fulfillment: 8 years

Walt Disney Parks and Resorts

The Disney MagicBand is an all-in-one, personalized wristband technology that gives a guest access to the Park, unlocks the Disney hotel room and is used to buy food and merchandise

CUSTOMER NEED

- In 2013, Disney sought a partner to collaborate in creating a supply chain for the new MagicBand product
- Disney required a customized logistics process for engraving and fulfilment that would ensure accuracy and delight their guests

GXO SOLUTION

- GXO developed a custom software-hardware solution, working with Disney, the MagicBand manufacturer and laser manufacturer
- GXO had previously invested in RFID, the technology used to read the MagicBand
- GXO's packaging engineers helped create a solution that satisfies production and shipping objectives, while providing guests with an attractive keepsake at the lowest possible cost

KEY RESULTS

- Rigorous controls built into GXO's solution ensure that the right name is engraved on each band prior to shipping
- Engineered packaging enhances the out-of-box experience for recipients in keeping with the Disney brand, without adding unnecessary cost

SUPERIOR VALUE

- GXO has helped transform how guests enjoy Disney Parks and resorts through a personalized experience

36

CUSTOMER PROBLEMGXO SOLUTION “1 in 3 pairs of shoes we sell are being returned and it’s causing significant disruption” Reverse logistics “We’re sending customers the wrong products at a high rate” Advanced automation and robotics “Labor availability has become less predictable during Covid” GXO Smart™ labor management tools Digital capabilities create value for the company and its customers

CUSTOMER NEED Nike is one of the world’s most recognizable brands for athletic footwear, apparel, equipment and accessories In 2017, Nike sought a logistics partner to manage product returns An increase in returns was adversely impacting Nike’s bottom line GXO SOLUTION GXO facilitated the set-up of over 1 million sq. ft. of reverse logistics space and accelerated the processing of inbound returns Deployed advanced planning to predict and prioritize high-value products in the reverse logistics process, reducing unnecessary inspections and the remerchandising of low-value products KEY RESULTS Increased margin through improved velocity, advanced planning and analytics at a state-of-the-art facility, with engaged employees Eliminated backlog of more than 1,000 trailers, with remaining trailers processing packages within 48 hours Continue to provide support for 4,000,000 SKUs Tenure Reverse logistics: 4 years SUPERIOR VALUE GXO dramatically reduced overall cycle time for Nike returns by integrating cutting-edge technology and reverse practices to achieve hyper-fast velocity

[LOGO]

CUSTOMER PROBLEMGXO SOLUTION “We need a trusted 3PL partner without channel conflict” Largest global pure-play contract logistics provider “We’re selling a high-profile new product and need to ensure a smooth rollout” Long-tenured track record of superior execution “We need to reduce the carbon footprint in our supply chain” Expertise building environmentally friendly warehouses Customers trust GXO w ith their most important asset – their reputation

Continuous improvement positions GXO as a trusted partner

Focus on continuous improvement (“CI”) drives best-in-class solutions and outcomes

- Identifies best CI tools available and shares universal best practices across footprint
- Identifies best vertical-specific practices, clearly differentiating GXO to customers and market
- Annual efficiency gains of 1% to 2% of sales, realized through CI initiatives

CONTINUOUS IMPROVEMENT LEVERS

Management performance

Levers:

- SMART (productivity)
- IN SITE (daily P&L)
- SID (CI plans data base)
- ABC (slotting optimization)

Logistics processes

Levers:

- Playbook per vertical
- Maturity assessment (360° audit)
- Productivity benchmarks
- TIME PRO (video tool)

Business retention

Levers:

- IN SITE (tariff profitability analysis)
- Dedicated CI programs
- Renewal support

CONTINUOUS IMPROVEMENT EFFICIENCY GAINS AS % OF REVENUE



Customer A
Customer B
Customer C
Customer D
0.0%
1.0%
2.0%

41

GXO Direct: an innovative, shared-space distribution solution for customers

National distribution solution that gives customers fluid fulfillment with more flexibility than traditional distribution models, and at lower cost

ADVANTAGES FOR CUSTOMERS

- Maintain independent brand identity and value chain
- Access to logistics scale, expertise and technology without adding high-fixed-cost distribution centers
- Predictive analytics help plan inventory flows
- Reposition inventory within one and two-day ground delivery range of ~99% of the US population – increasing customer revenue growth by ~20% on average
- Service agility enhances brands
- Unrivaled speed to market

ADVANTAGES FOR GXO

- Differentiates GXO from other logistics providers
- Shared warehouse model increases utilization of existing warehouses and other resources
  - Over 1.7 million square feet of warehouse space converted into GXO Direct across 20 locations
- Enables commercial relationships with emerging super-growth firms that are too small to support a dedicated logistics facility

GXO DIRECT INTEGRATES THIRD PARTY E-COMMERCE PLATFORMS AND OMNICHANNEL RETAILERS

Walmart Marketplace, amazon, WiX.com, BigCommerce, channeladvisor, facebook, ebay, wish, Woo, shopify, Instagram, PELOTON

>$100 million of 2021E GXO Direct revenue, with 30% YoY growth in 2021E

42

30% Greenhouse gas emission reduction by 2030 vs. 2019 100% Carbon neutral by 2040 50% Renewable global electricity by 2030 80% Global operations using LED lighting by 2025 80% Global landfill conversion rate by 2025 GXO is focused on attaining its ow n ESG targets and helping customers attain their targets Note: All ESG targets are subject to approval by the board of directors to be appointed at time of spin-off

CUSTOMER NEED Kering sought an experienced contract logistics provider to help ship its luxury goods under various brands on a global scale The solution must include value-added services, including drop shipments and reverse logistics GXO SOLUTION GXO’s comprehensive solution includes multi-shuttle technology, line-hanging solutions, conveyors, mobile racking and shelving, and packing stations supported by automation GXO began operating the first warehouse in 2020 and the second in 2021; the operations are designed to reduce environmental impact and are certified to ensure sustainability KEY RESULTS GXO’s sophisticated logistics solution has led to extremely short lead times for B2B fulfillment, comparable to the speed of e-commerce operations Shipments are customized based on final destination, close to the time of distribution SUPERIOR VALUE A new, GXO-managed logistics complex of 150,000 sq. m. (~1,615,000 sq. ft.) is in the start-up phase in Trecate, Italy The Trecate plant will have one of Europe’s largest rooftop solar systems, saving an estimated 7,500 tons CO2 a year The site will also be the first industrial complex in Italy to produce more energy than it consumes Tenure 20 years Kering is a global luxury group with an ensemble of renowned labels in fashion, leather goods, jewelry and watches

Favorable mix of employees and agency labor Best-in-class safety record Diversity, inclusion and belonging steering committee High level of employee engagement Ongoing employee education to raise awareness about inclusion Numerous community outreach programs 78% of 2020 US hires w ere diverse1 1 Defined as a person of color, military veteran, LGBTQ+, or a person with a disability

[LOGO]

PIPELINE NEAR ALL-TIME HIGHS1 DRIVING SUBSTANTIAL NEW BUSINESS $ in billions 1.81.8 2.0 Annualized revenue from new business won $ in billions 0.6 0.8 201920202021 YTD 20192020 OUTSIZED EXPOSURE TO FAST GROWING E-COMMERCE VERTICAL1 % of current pipeline 34% Other 66% E-commerce, omnichannel retail and technology 1 Represents total pipeline as of June 2021 47

Margin-enhancing technology

Warehouse of the past Warehouse of the future Labor intensive Advanced automation Lack of spe Poor service and accuracy Reduced productivity ed Intelligent robotics Artificial intelligence and machine learning Improved efficiency Reduced footprint Lack of visibility and interconnectivity Cloud-based systems Logistics is 3% of customer ’s overall cost base and has a massive impact on consumer experience

Revenue Growth Margin Expansion Scale and Retention Automated customer solutions have higher revenue growth than GXO’s average Automation drives improved productivity and higher margins Automated customers are bigger and stay with GXO longer Pipeline and Implementation Efficiency and Sustainability Customer Service Higher win percentage of automated vs. non-automated opportunities Enhanced safety, visibility, management of resources, and ESG credentials Greater speed, accuracy and predictability; lower cost

Provides superior visibility and control Increases fulfillment speed and accuracy Eliminates data silos ROBOTICS AUTOMATED GUIDED VEHICLES Overcomes space and labor constraints Mitigates safety risks ADVANCED SORTATION SYSTEMS VISION TECHNOLOGY 3,100+ robots and automation systems in place by YE 2021

And generate dramatic productivity gains …

Manual		Automated
210 *Cases / hour picking rate*	*Robotic arm* **+4x**	**800** *Cases / hour picking rate*
17 *Pallets / hour de-stacking rate*	*Robotic destacker* **+6x**	**100** *Pallets / hour de-stacking rate*
210 *Cases per hour rate*	*Automated gantry* **+16x**	**3,400** *Cases per hour rate*

Note: Data represents recent GXO deployments

52

Leading to higher growth and expanding margins

GREATER AUTOMATION EXPOSURE

Automation revenue as a % of total revenue


~5%
~30%
Industry
GXO

FASTER REVENUE GROWTH

% revenue growth from customers using automation


Accelerated revenue growth
through automation
Non-automated
Automated

HIGHER AUTOMATED MARGINS

EBITA margins for customers using automation


Structurally higher margins
for automated solutions
Traditional warehousing
Automated solutions

Source: Third-party data, management data
Note: Data represents GXO European operations

53

Enables sophisticated integration of advanced automation Facilitates collaboration with world-class manufacturers to engineer customized solutions Provides in-house control of intelligent solutions, including robotics and goods-to-person systems Speeds startup of customer projects Supports management decision-making with data-driven insights GXO SmartTM WMx OMx Labor management Warehouse management Order management CMx Connection management WCx Warehouse controls BAx Business analytics

Proprietary suite of intelligent productivity tools that optimize labor cost Machine learning drives productivity and operational effectiveness Optimizes labor force through peaks and troughs Site-specific modeling helps managers optimize decision-making Delivering tangible EBITDA improvement in 2021 SmartTM currently deployed in ~60% of GXO sites HR data Transactional data Time and attendance + Analytics Managing Modeling Planning Cloud applications Mobile devices and handhelds Productivity “You have done an outstanding job…our productivity is through the roof.” – Large European omnichannel retailer

[LOGO]

“I'd like to offer a huge thank you to the many people at Nestlé and [GXO] who have worked so hard to bring our CUSTOMER NEED Nestlé is the world’s largest food and beverage company Nestlé sought to build a state-of-the-art digital warehouse and innovation center in the UK for global product distribution vision to life in this magnificent facility. Our digital distribution warehouse is an important step forward for our business and our customers.” Andrew Shaw Supply Chain Director, Nestlé UK and Ireland GXO SOLUTION KEY RESULTS GXO helped design and develop a ~638,000 sq. ft. facility that launched in 2020 with the ability to dispatch 1 million pallets per year – the highest throughput of any site in Nestlé’s global logistics network The state-of-the-art digital warehouse of the future gives consumers faster, more efficient access to the iconic brands of the global food and beverage leader GXO and Nestlé are continuously improving responsiveness to channel customers by innovating fulfillment Tenure CPG logistics: 21 years Warehouse of the future: 1 year SUPERIOR VALUE GXO strengthened its relationship with this world-class company through an innovative collaboration, and Nestlé continues to trust GXO with critical logistics needs

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Financial overview

Key eventsTiming Note: There can be no assurance that the spin-off will occur or, if it does occur, of its terms or timing

Best-in-class top-line growth 8% to 12% 2022E YoY revenue growth, underpinned by $2 billion pipeline Attractive returns profile 28% 2021E ROIC1 Robust free cash flow generation Maintenance capex of ~1% of revenue Strong balance sheet Investment-grade capital structure Note: Figures represent 2022E guidance unless stated otherwise 1 See ROIC reconciliation in appendix for calculation

Organic growth Prioritizing above-market growth Productivity and technology Ongoing investment in productivity and automation Balancing acquisitions and capital return Disciplined approach to acquisitions Return of capital to shareholders Near-term investment-grade profile Committed to remaining investment-grade

2021E ROIC BRIDGE 33%5% ROIC target: 28%+ Maintain investment-grade rating 28% Target project payback period: ~3 years Aligned to ESG goals Project ROICCentral costs and investment GXO ROIC ~68% of GXO’s 2021E capex relates to growth projects

+5 – 8% +3 – 4% +8 – 12% COMMENTARY Organic revenue growth of 8% – 12% for FY 2022E, above pro forma 2021E Growth of 5% – 8% from business wins Record sales pipeline of ~$2 billion and growing High-quality opportunities converted to GXO wins Growth of 3% – 4% in revenue from existing customers Long-cycle contracts Increase in volume and prices Business wins¹Growth in existing facilities 2022E organic growth 1 Net of attrition

More than a decade of above-market growth remains

MEGATRENDS DRIVING TOPLINE GROWTH

- **E-commerce adoption** is accelerating coming out of COVID
  - ~11% e-commerce CAGR over next 5 years
- Customers are demanding increased **automation capabilities**
  - GXO is a leader in automation, where there is only currently ~5% penetration
- Increased complexity of supply chains will drive further trend towards **outsourcing**
  - Only 30% of contract logistics is currently outsourced

GXO'S TAILWINDS DRIVE ABOVE-MARKET GROWTH

2019–2023 industry CAGR



~4.0%
>10%
Market growth
Growth in e-commerce
Demand for automation
Regional outsourcing growth
Adjusted GXO growth rate [1]

Secular megatrends will contribute to expected double-digit revenue growth

Sources: Management estimates and third-party research

[1] Represents 2022E guidance

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2021E – 2022E adjusted EBITDA bridge $ in millions 600 – 630 40 – 45 26 – 32 30 – 35 700 – 735 2021E adjusted EBITDABusiness wins¹Growth in existing facilitiesOperating efficiencies2022E adjusted EBITDA Revenue growthMargin improvement Note: 2021E adjusted EBITDA is shown on a pro forma basis 1 Net of attrition

Drivers of long-term margin expansion

MARGIN EXPANSION LEVERS

- Drive further implementation of **GXO Smart™** and other proprietary software tools
  - GXO Smart™ implemented in ~60% of sites
- Grow base of **multinational**, high-margin contracts
- Expand **high-value-added services** (e.g. reverse logistics)
  - Reverse logistics only being used by ~30% of customers
- Mobilize **strategic account management** teams solely focused on landing the largest, most profitable accounts

E-COMMERCE DRIVES MARGIN EXPANSION

2020 adjusted EBITDA margin % before overhead allocation



+290 bps
11.0%
8.1%
Customers without reverse logistics
Customers with reverse logistics

Clearly defined initiatives underway for long-term margin expansion

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EXPEC T ED C API TAL ST R U C T U R E AT SPI N -O FF C O MME N TARY Cash $100 million Debt $800 million Average cost of debt 2.15% Net debt1 / 2021E pro forma adjusted EBITDA2 1.1x No maturities due before 2026 Expect minimum total liquidity of $900 million Minimum cash balance of $100 million Five-year revolving credit facility with $800 million capacity Capabilities to invest in growth; investment-grade balance sheet Maintain leverage in target range of 1.0x – 1.5x Fully funded pension position; no cash contribution required Dividend policy to be determined by Board Calculated as total debt of $800 million less cash and cash equivalents of $100 million Reflects 2021 guidance; leverage is not inclusive of finance leases Refer to the “Non-GAAP Financial Measures” section on page 2 of this document 68

Significant runway for free cash flow generation

- Track record of significant cash generation whilst delivering best-in-class revenue growth
- Two-thirds of capex relates to growth
  - Maintenance capex on a favorable trend due to operational efficiencies
  - Maintenance capex currently ~1% of revenue

SIGNIFICANT LEVERS TO EXPAND EARNINGS ACROSS CYCLES

Pro forma adjusted EBITDA less net capex[1]
$ in millions


247
370
2020
2021E

MODEST CAPEX REQUIREMENTS

Maintenance capex as % of revenue


1.5%
~1.3%
2020
2021E

Low maintenance capital requirements drive future free cash flow expansion

[1] See adjusted EBITDA less net capex reconciliation in appendix

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Summary

Reasons to invest in GXO MASSIVE SECULAR TAILWINDS CRITICAL SCALE IN A GROWING MARKET LONG-TERM, CONTRACTED AND DIVERSE BLUE-CHIP CUSTOMERS PROPRIETARY TECHNOLOGY IMPROVING CUSTOMER OUTCOMES FAST-GROWING AND HIGH-RETURN FINANCIAL PROFILE Largest global pure-play contract logistics provider, led by a world-class team

Appendix

Brad Jacobs Chairman Over 40-year career, has started five companies from scratch and led each to become a billion dollar or multi-billion dollar enterprise Includes XPO Logistics (NYSE: XPO) and United Rentals (NYSE: URI), both among the 20 best-performing stocks of the last decade Serves as Chairman and CEO of XPO Malcolm Wilson Chief Executive Officer Three decades of executive experience managing multinational supply chain operations CEO of XPO’s European business since 2017 Head of logistics division for Norbert Dentressangle; grew the division to global scale in 15 countries as ND’s largest revenue-producing unit Baris Oran Chief Financial Officer Over 20-year track record in capital markets and omnichannel retail, with a strong background in international finance Former CFO of the Sabanci Group, one of Turkey’s largest publicly traded companies Bill Fraine Chief Commercial Officer Over 30 years in logistics, including 10 with XPO Former Division President, Sales and Operations, of XPO’s logistics business in the Americas and Asia Pacific Previously, spent more than 20 years at FedEx in various positions Mark Manduca Chief Investment Officer Over 15-year track record in equity research covering transportation and logistics, with distinction as the #1 European transport research analyst for eight consecutive years Former Managing Director at Citigroup leading transportation research activities Spent eight years at Bank of America leading business services, leisure, and transport research teams Richard Cawston President – Europe 20-year career in logistics, including deep expertise in the e-commerce sector Former President of XPO’s logistics business in Europe Joined XPO from Norbert Dentressangle with a strong track record of customer expansion Eduardo Pelleissone President – Americas and Asia Pacific Over 15-year track record in logistics and operations Former Chief Transformation Officer for XPO, responsible for the company’s business transformation initiatives Former COO and executive vice president of global operations for Kraft Heinz Gavin Williams President – UK and Ireland Over 25-year track record in logistics and operations, including 7 with XPO Former Managing Director for the United Kingdom and Ireland for XPO Previously, spent 18 years with Wincanton in a breadth of senior roles

GXO ADJUSTED EBITDA RECONCILED TO OUTLOOK $ in millions 2020 GXO pro forma adjusted EBITDA (as presented in Form 10)442 Adjusted for expected corporate cost run rate10 – 20 2020 GXO pro forma adjusted EBITDA (comparable to 2021 outlook)452 – 462 2021 underlying EBITDA growth148 – 168 2021 GXO pro forma adjusted EBITDA outlook600 – 630

NET LOSS ATTRIBUTABLE TO GXO RECONCILED TO ADJUSTED EBITDA FOR 2020

SPIN-OFF IMPACT ON SELECT 2021 FINANCIAL TARGETS $ in millions GXO Post-Spin-Off Depreciation and amortization1240 – 250 Interest expense220 – 25 Income tax rate26% – 28% Net capital expenditures240 – 250 Cash interest20 – 25 Cash taxes80 – 90 Excludes acquisition-related amortization expense of $55 million Assumes GXO issues $800 million of notes at an average interest rate of ~2%

SELECT FINANCIALS AND GUIDANCE $ in millions Select balance sheet items2 GXO pro forma Equity 2,451 (+) Debt 800 (+) Finance leases 161 (-) Cash 100 (-) Goodwill 2,048 (-) Intangibles 307 Invested capital 957 Per the GXO Form 10

SELECT FINANCIALS AND GUIDANCE $ in millions Midpoint of 2020 GXO pro forma adjusted EBITDA comparable to 2021 outlook (see reconciliations of GXO pro forma adjusted EBITDA in appendix) Calculated as $222 million gross capital expenditures and $12 million gross proceeds per GXO Form 10 Reflects midpoint of 2021E guidance